EXHIBIT 10.45

                               Joint Venture Agreement

    California Energy Company, Inc. ("CE") and Distral S.A. ("Distral") each recognize the unique strengths of the other company and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the parties hereby form a Joint Venture to develop, construct, own and operate power projects (including all development, acquisition, repowering and privatization opportunities) in Central America, South America and the Caribbean as follows:

Strengths:                    CE brings power project development
                              expertise, power project financing
                              expertise, financial wherewithal, vendor relationships, power project operational expertise, broad knowledge of the international power markets and, through its relationship with Peter Kiewit
                              Sons', Inc. ("Kiewit"), civil
                              construction and coal mining expertise.

                              Distral brings extensive construction
                              experience throughout Central and South
                              America, financial capability, vendor and utility relationships, substantial knowledge of the customs and commercial practices throughout Central and South America, and a broad knowledge of the power markets in Central and South America as well as knowledge of the specific power project opportunities available in that region.

Power Projects:               The Joint Venture shall have the right
                              of first refusal with respect to all
                              power projects identified by the Joint
                              Venture, CE, Distral or their affiliates
                              (including all members of the Lancaster
                              Distral Group of companies but excluding
                              Kiewit) in the Caribbean, South America
                              and that part of Central America south
                              of Mexico.  CE, Distral and their
                              affiliates shall promptly notify the
                              Joint Venture and the other Party of any power projects in such countries after such power project becomes known by it.
                              If the Joint Venture's management
                              committee does not elect to pursue the
                              identified power projects, either Party
                              may pursue the power project separately.

Development Costs:            The Parties shall share all project
                              development costs equally.  Development
                              costs shall include all costs and fees
                              (but unless otherwise agreed, not equity contributions provided for below) incurred by the Parties pursuant to management committee approval after a power project has been identified and offered to the Joint Venture until the Joint Venture or Project Company abandons or transfers the Project.
                              Expenditures include out-of-pocket,
                              third party expenses incurred by a Party and their affiliates in furtherance of development of a power project as well as expenditures for the cost associated with employees of a Party who are assigned to a power project, which costs must be approved by the management committee. In no event shall expenditures for employees be credited to a Party in excess of $50 per hour for more than 40 hours during any week. The
                              Parties shall reconcile development
                              costs quarterly to balance the cost
                              sharing borne by each Party.  Verified
                              development costs shall be recovered at
                              project financial closing unless
                              converted to equity, subordinated debt
                              or other income streams.

Project Company:              After a power project has reached an
                              appropriate stage of development as
                              determined by the management committee,
                              the Parties shall endeavor to create a
                              Project Company (e.g., corporation,
                              limited liability company, partnership)
                              to undertake the development of the
                              power project.

EPC: Distral shall have the right of first refusal to negotiate a mutually acceptable contract to supply equipment, boilers and transportation, field erection, project construction management and engineering services for all or any part of a power project (to the extent appropriate and consistent with the paragraph below on Civil Construction) developed by the Joint Venture or a Project Company. Distral shall provide appropriate security (e.g. guarantee, bond) required by lenders or other third parties to secure performance of such contractual obligations.

Performance Guarantees
and Bid Bonds:                If so required by each project's
                              lenders, CE shall use its reasonable
                              efforts  to arrange  any "wrap-around"
                              credit support undertakings or
                              completion and performance guarantees
                              from Kiewit or other third parties.
                              Distral shall be responsible to CE for
                              Distral's scope of equipment supply, EPC participation and related performance.
                              Both Parties recognize that bid bonds or other financial security or O&M guarantees may be required to pursue projects and that it will be necessary for both Parties to make suitable and mutually acceptable bonding and other such arrangements for projects they determine to pursue.

Fuel, Technology Systems
& Vendor Selection(s):        At the outset of each project, the
                              Joint Venture shall perform
                              preliminary feasibility studies to
                              determine the optimum
                              technical/systems to be utilized
                              taking into account market
                              conditions and project financing
                              requirements.  Vendor equipment
                              shall be competitively bid unless
                              the management committee decides to
                              negotiate otherwise.

Operations and
Maintenance:                  CE and Distral  shall have a first right
                              of refusal to negotiate a mutually
                              acceptable contract to jointly operate
                              and maintain each project on a long term basis. In connection with the joint operation and maintenance, CE shall provide overall supervision, management and related support systems including accounting expertise and Distral shall provide local qualified labor and undertake all maintenance and overhaul services not directly supplied by any contracted vendor.

Coal Supply:                  Where reasonably practicable the Joint
                              Venture shall initially negotiate with
                              Kiewit or an affiliate thereof with
                              respect to the opportunity to
                              participate in coal supply for a coal-
                              fired power project on terms acceptable
                              to both Parties.

Civil Construction:           Where reasonably practicable the
                              Joint Venture shall initially
                              negotiate with Kiewit or an
                              affiliate thereof with respect to
                              the opportunity to participate in
                              civil engineering and construction
                              of any power project on terms
                              acceptable to both Parties.

Capital Contributions:        CE shall provide a minimum capital
                              contribution of at least 50% of the
                              equity required for financing a
                              power project developed by the
                              Joint Venture or a Project Company.
                              Distral shall provide a capital
                              contribution of up to 50% of the
                              equity required for financing a
                              power project developed by the
                              Joint Venture or Project Company.
                              Distral may elect to provide less
                              than 50% of such required equity in
                              which event, CE shall be required
                              to provide any required equity not
                              so contributed by Distral.  If
                              agreed by the Parties and
                              acceptable to project lenders,
                              equity contributions may be made in
                              the form of equipment supplied or
                              construction or other services
                              performed.  Development costs
                              incurred by the Parties may be
                              considered equity contributions to
                              the extent agreed by the Parties
                              and permitted by the applicable
                              project lender.  Either Party's
                              commitment to invest equity is
                              conditioned upon obtaining
                              acceptable rates of return and
                              other acceptable provisions.

Profit/Loss/Distributions,
Development Fees and
EPC Contingencies:            All profits, losses and distributions
                              (other than reimbursements incurred by
                              the Parties, the Joint Venture or a
                              Project Company) shall be allocated in
                              accordance with each Party's equity
                              contribution or according to the
                              provisions of the Project Company's
                              organizational documents.  Any
                              development fees shall be shared on a
                              50/50 basis regardless of the Parties'
                              equity contributions.  Any turnkey
                              construction contract contingency
                              available to the Parties shall be
                              allocated in accordance with each
                              Parties' equity contributions.

Assignment:                   Except for assignments to wholly owned
                              subsidiaries and Lancaster Steel Co.,
                              Inc. and Distral Termica C.A., neither
                              Party may sell, transfer, assign or
                              otherwise encumber any portion of its
                              interest in the Joint Venture or a
                              Project Company without the other
                              Party's prior written consent; provided, however, that CE may assign up to 50% of its equity interest in any power project or Project Company (but not the Joint
                              Venture) to Kiewit or an affiliate
                              thereof.

Accounting:                   The records of the Joint Venture and
                              each Project Company shall be accurate
                              in all material respects and shall
                              fairly present the position and results
                              of the Joint Venture and each Project
                              Company and shall be prepared on an
                              accrual basis in accordance with U.S.A.
                              generally accepted accounting principles consistently applied, although, if applicable, the Joint Venture shall also prepare financial statements for a particular Project Company in the manner mandated by local law in the country in which the project is located.

Management:                   The Joint Venture shall be governed by a
                              management committee consisting of 4 senior
                              executive members including the President of
                              each Party, 2 selected by CE and 2 selected
                              by Distral.  Each Project Company shall be
                              governed by a management committee, board of
                              directors or such other body as is
                              appropriate consisting of members selected
                              roughly on the basis of each Party's
                              proportionate ownership.  The management
                              committee, board or other governing body
                              shall transact business on the basis of the
                              vote of a majority of its members.   The
                              management committee shall appoint one person as the project manager to oversee the development and one person as the project manager to oversee the construction of each power project; provided, however, that no person or Party may bind the Joint Venture or the other Party without the prior written consent of the management committee.

Prompt and Informed
Decisions:                    The Parties agree to use all reasonable
                              efforts to act promptly on project
                              proposals and to make Management
                              Committee decisions to pursue or reject
                              particular projects within 10 business
                              days of receiving reasonably detailed
                              and adequate information regarding a
                              particular project.  The Parties
                              understand that certain local laws and
                              regulations (and certain regulations and requirements of international financing entities) cannot be modified and therefore the Parties agree to use all reasonable efforts to clearly understand the implications of such laws, regulations and requirements (and otherwise properly inform themselves) prior to their management committee representatives making a decision to pursue a particular project.

                              Both Parties agree to use all reasonable efforts so that any necessary decisions of their Boards of Directors will be obtained in a prompt and expeditious manner so as to avoid disrupting any near pending proposals and/or negotiations.

Additional Participants:      To the extent the bid qualification
                              requirements of a power project
                              require participation by entities
                              having certain categories of
                              expertise or experience not
                              available to a Party, the Parties
                              will use their reasonable efforts
                              to bring in additional joint
                              venture participants having such
                              expertise or experience under
                              mutually acceptable terms.

Term: The initial term of the Joint Venture shall be 3 years, but shall extend automatically for successive terms of one year, but only for the sole purpose of considering identified power projects not yet rejected or pursuing power projects already accepted for development by the management committee. The term of each Project Company shall be as set forth in its organizational documents which shall establish a term at least as long as is required to complete the development, construction and operation of its respective power project. This Joint Venture agreement shall terminate upon a party becoming insolvent or making any assignment for the benefit of its creditors, or in any way becoming the subject of a petition in bankruptcy or the appointment of a trustee or receiver.

Discontinuance:               Except for binding obligations under
                              executed construction, operations, or
                              equipment supply agreements with respect to any power project, either Party may elect to discontinue its participation in the Joint Venture or any project or Project Company by notifying the other
                              Party of its intent to so discontinue;
                              provided that such discontinuance shall
                              not disrupt any near term pending
                              proposals and/or negotiations such that
                              the remaining Party cannot continue with the proposal/negotiations. Upon delivery of such notice the Parties shall, for no additional consideration, execute appropriate assignment, assumption and release documents which evidence the termination of the Joint
                              Venture or the discontinuing Party's
                              project or Project Company
                              participation, as applicable, and
                              thereafter each Party shall be free to
                              pursue power projects independently,
                              known or unknown, without limitation.
                              Such notice of discontinuance shall be
                              effective as a termination of the Joint
                              Venture or the discontinuing Party's
                              participation in a project or Project
                              Company; however, the discontinuing
                              Party shall pay its proportionate share
                              of expenses incurred by the Joint
                              Venture or Project Company on or before
                              the date of such discontinuance as such
                              expenses come due in the ordinary course of events. The discontinuing Party shall receive repayment of all development costs incurred and paid by it prior to the date of discontinuance by such Party at the time the Joint
                              Venture or a Project Company is entitled to draw on construction or project financing with respect to such power project.


                              The Parties acknowledge that after management committee approval of a particular project proposal, they shall each use all reasonable efforts to ensure that discontinuance by a Party of participation in a project shall only be made for good business reasons and the Parties further acknowledge that a change in the top management structure of either Party or its affiliates shall be considered a good business reason for discontinuance of participation in this Joint Venture or any project.

Cooperation:                  The Parties shall attempt to cooperate
                              in other power projects located
                              throughout the world including the
                              United States which are not subject to
                              this agreement.  Such cooperation shall
                              be non-exclusive, but where reasonably
                              practical each Party will discuss
                              potential joint development or other
                              participating relationships with respect to world wide power project opportunities. Except for power projects in the Caribbean, South America and that part of Central America south of Mexico, each Party shall have the right to independently engage in the development of power projects without consulting the Joint Venture or the other Party.

Compliance with Law:          In performing their respective
                              activities hereunder, each Party agrees
                              to comply with all applicable United
                              States, Columbian and other applicable
                              laws. In this regard, each Party agrees that neither it nor its employees, agents or subcontractors, shall make any payment or give anything of value to any government official to influence a government decision, or to gain any other governmental advantage for the
                              Parties, the Joint Venture or a Project
                              Company in connection with the work
                              performed hereunder.

    This Joint Venture Agreement has been duly authorized and executed by each Party and is intended to be a legally binding and enforceable agreement under, and governed by, the laws of the state of New York, U.S.A.

Dated as of:  December 14, 1993

Distral S.A.                                             California Energy
Company, Inc.


By:                                               By:
    Algis Didziulis, President                         David L. Sokol, President